HIT Performance Commentary
3rd Quarter 2009

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust

October 28, 2009

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index, in the first nine months of 2009 by 83 basis points.  Investors continue to be well-served by the HIT’s disciplined strategy of making safe and prudent investments that generate higher real income without taking credit risk.  The HIT’s portfolio, its strong liquidity, and its specialization in government-insured multifamily mortgage-backed securities (MBS) provide a solid platform for future success.  In particular, the HIT’s focus on construction-related investments that it sources directly can increase its expected risk-adjusted returns, as construction mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality.

Year-to-Date Performance

The HIT’s gross and net returns for the first nine months of the year were 6.54% and 6.20%, respectively, versus 5.72% for the benchmark.  The impressive record relative to the benchmark was achieved despite a strong rebound in corporate bonds, which comprised 19.1% of the benchmark at September 30 but are not held by the HIT.  Corporate bonds outperformed Treasuries by 1,950 basis points during the first nine months.  The HIT’s strong performance was aided by the significant spread tightening1 in agency multifamily MBS.  For the 1-year period, the HIT’s gross return was 10.52%.  The HIT outperformed the benchmark for the 3-, 5-, and 10-year periods by 53, 53, and 63 basis points, respectively, having gross returns of 6.94%, 5.66%, and 6.93%.  The benchmark’s returns were 10.56%, 6.41%, 5.13%, and 6.30% for the 1-, 3-, 5-, and 10-year periods.

HIT Returns v. Benchmark as of September 30, 2009

____________________
1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

HIT Ranked Number 1

Morningstar reported during the third quarter that it selected the HIT as one of the nation’s “Top 10 Managers” in its fixed-income class for periods ending June 30.  The HIT was ranked number one among U.S. intermediate duration collective investment trusts based on five-year returns at June 30, 2009.  For one-year returns, the HIT was ranked sixth.2  Out of the previous 16 quarters dating back to 2005, the HIT has been ranked in Morningstar’s “Top 10 Managers” 11 times. This recognition is evidence of the effectiveness and consistency of the HIT’s investment strategy.

Portfolio Composition

The HIT portfolio is structured to obtain competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  The superior credit quality assets in which the HIT invests are government and agency multifamily MBS, which the HIT substitutes for corporate debt and some Treasury and government-sponsored enterprise (GSE) debt securities in the benchmark.  The HIT portfolio effectively has the same interest rate risk as the benchmark because duration and convexity are managed to be close to neutral to the benchmark.  Nearly 96% of the HIT portfolio consists of investments that are insured or guaranteed by the U.S. government or a government agency.  This compares to 74% in the benchmark.   As of September 30, 2009, the HIT’s yield advantage over the benchmark was 58 basis points.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2009

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	96.96%	78.24%	Effective Duration	3.99	4.21
A & Below	0.42%	17.92%	Convexity	-0.14	-0.18
Superior Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.924%	3.348%	Call Protected	63%	62%
→ 58 basis point Yield Advantage			Not Call Protected	37%	38%

____________________
2 The “Top 10 Managers” rankings were provided to Pensions & Investments by Morningstar based on Morningstar’s Principia Separate Account database. Morningstar compared fixed income investment vehicles with a similar risk profile. The rankings include the funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. They compare 45 funds for the one-year period and 38 funds for the five-year period based on performance results self-reported to Morningstar. The rankings are based on gross returns for the one- and five-year periods ended June 30, 2009, and reflect no deduction for expenses.

HIT Portfolio Characteristics*

Credit Quality	Relative Value Selection

* Based on value of total investments; includes unfunded commitments.

Looking Back

Credit and equity markets continued to rise in the third quarter of 2009, as confidence and expectations for recovery grew.  Housing data have been showing signs of stabilization, adding to sentiments that the economy is improving.  Since the beginning of the year, 10-year Treasury yields have risen significantly, but traded sideways over the course of the third quarter.

In contrast, the short end of the yield curve has risen far less.  The Federal Reserve has not indicated any intention of raising short-term rates in the foreseeable future, and the steepness of the yield curve remains close to all-time highs as the Fed attempts to restore earnings at major banks.  In addition, the Fed stated its intention to slow the pace of the purchase programs for MBS and GSE debt to smooth its transition out of the markets and to exit the Treasury purchase program as scheduled at the end of October.  Fed purchases to date have had their intended effect of providing liquidity and demand in these markets.

YTD 2009 Yield Curve Shift

Source: Bloomberg L.P.

The U.S. government has continued to issue record amounts of debt to finance the federal deficit, estimated by the Congressional Budget Office to have reached a record $1.4 trillion for fiscal year 2009.  Foreign demand for U.S. debt and record amounts of excess reserves by commercial banks buying the newly issued Treasury securities are keeping interest rates in check.

During the third quarter, increased optimism in financial markets resulted in demand for riskier assets, including equities, corporate bonds, and commercial MBS (CMBS), continuing a trend that began in March.  Lower credit quality investments, in general, outperformed those of higher credit as investors felt more confident. As corporate earnings improved, corporate bonds performed well. The credit component of the Barclays Capital Aggregate Bond Index was the second best performing of all major sectors relative to Treasuries during the third quarter.

U.S. Corporate Investment Grade - Spread To Treasuries

Source: Barclays Live.

Meanwhile, the continued tightening of multifamily MBS spreads and the HIT portfolio’s overweighting in this sector have greatly benefited the HIT’s performance.  Over the past three quarters, spreads have moved tighter, due to rising demand from market participants and improving liquidity in these sectors.

Since the beginning of the year, spreads on Fannie Mae multifamily MBS have tightened significantly relative to Treasuries.  Furthermore, FHA multifamily permanent loans wrapped by GNMA (PLC) have seen similar spread narrowing.  Increased appetite for collateral to use in structured GNMA Multifamily REMICs, in particular, drove GNMA multifamily spreads tighter.

However, spreads on GNMA construction loan certificates (CLC/PLC) have remained historically wide, as investors require higher yields for construction-related investments. This is why the HIT is aggressively sourcing new production.  We expect increased opportunities for the HIT to fulfill its mission of earning additional yield on government-guaranteed construction loans, investments that have the collateral benefit of putting union members back to work.

Historical Multifamily Securities Spreads

Source: HIT and Wall Street Brokers.

Looking Ahead

For the foreseeable future, the fundamentals of the U.S. economy are expected to remain weak due to continued high levels of unemployment, excess capacity, low levels of consumption, stress in the residential and commercial real estate markets, and the unstable condition of the U.S. and global financial systems.  More worrisome may be the risk of the government prematurely ending the liquidity it is providing to the markets and reducing its stimulus spending.  Overall, it appears that inflation is not a major concern for the near future.

The HIT is well positioned due to its strong liquidity and superior portfolio fundamentals, with higher expected income, higher credit quality, and market-neutral interest rate risk, relative to the benchmark.  The HIT expects to further improve these fundamentals by increasing its construction-related investments in the period ahead.  Federal housing programs, particularly the FHA, are expected to assume an increased role in the multifamily sector as part of the government’s stimulus efforts to bridge the capital needs for development of affordable rental housing.  FHA construction-related investments offer attractive yield spreads, and the HIT expects to benefit from a significant increase in these investments in its portfolio.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2009, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link. The prospectus should be read carefully before investing.